EXHIBIT 99.0
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                         CONSULTING AGREEMENT

This agreement is entered into on this 5th day of April, 2001 by and between DotCom Internet Ventures Ltd., a Delaware corporation (hereinafter referred to as "DOTCOM"), and Omnicast Media Group Corp., a Delaware corporation , their heirs, designees or assignees, (hereinafter referred to as "OMG"), and is made with reference to the following recitations:

Whereas, DOTCOM has skills and expertise in the fields of business consulting, due diligence, mergers and acquisitions, and public and private offering structuring and transactions, and,

Whereas, for the purpose of advancing the business plans of OMG, OMG wishes to contract for the control stock of a Securities and Exchange Commission (the "SEC") registered and fully reporting public shell company from DOTCOM, and,

Whereas DOTCOM owns or controls the control stock of a public shell corporation (hereinafter referred to as "Shell" company, a corporation organized under the laws of the State of Delaware, having those classes and numbers of shares as more fully set forth on the company information sheet attached hereto and made a part hereof by reference. DOTCOM has control of Shell company and is prepared to transfer the control block. Now, therefore, the parties hereto hereby agree and covenant as follows:

 (1) DOTCOM agrees to take certain actions, and undertake certain obligations for the orderly transfer of the control block of stock of Shell company (91% of the shares issued and outstanding) to OMG.

All expenses incurred by the Shell company, after the transfer of control by DOTCOM to OMG, shall be the responsibility of the Shell company.

(2)  OMG agrees to pay DOTCOM a consulting fee of Twenty Five
Thousand Dollars ($25,000) by wire transfer to an account specified by DOTCOM, as follows:

(a)  First Payment.  The first payment of Six Thousand Dollars
($6,000) shall be due upon the signing of this Agreement.

(b) Second Payment.  The second payment of Ten Thousand Dollars
($10,000) shall be payable on May 5, 2001, thirty days from the date hereof.

(c) Third Payment.  The third and final payment of Nine Thousand
Dollars ($9,000) shall be payable on June 5, 2001, thirty days from the date of the Second Payment.

(3) At closing, which shall take place at a time and place mutually agreeable to the parties hereto, DOTCOM shall deliver OMG or its designee the following:

(a) Certificates representing the shares being sold hereunder;
containing the following legend:

"The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "Restricted Securities" as the term is defined in Rule 144 under the Act. The Common Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or exemption, the availability of which is to be established to the satisfaction of the Corporation."

(b) Necessary consents, if any, from the state of domicile of the Shell company;

(c) All corporate books, records, and documents, stock books, ledgers, minute books, articles and by-laws of the Shell company;

(d) Shareholder list of the Shell company;

(e) Resignations of all present officers and directors, effective as of the closing date;

(f) Copy of latest audited financial statements;

(4) DOTCOM represents and warrants the following:

(a) that the Shell company is a corporation duly organized and existing under the laws of the State of Delaware, unless otherwise noted;

(b) that the Shell company will use its best efforts to preserve its business organization intact.

(c) that the Shell company will not enter into any contract, commitment or transaction, or declare, set aside or pay any dividend, or make any distribution in respect of its capital stock, or waive any obligation or liability, or compromise any claim, or cancel any note, loan or other obligation owed to it, without the consent of OMG.

(5) DOTCOM represents and warrants the following prior to closing:

(a) That DOTCOM will not cause any amendment to be made in the Certificate of Incorporation or By-Laws of the Shell company, nor issue or cause to be issued any additional shares of capital stock; nor issue or cause to be issued any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock may be directly or indirectly authorized, issued or transferred nor will either agree to do any of the acts listed above.

(6) OMG represents and warrants the following prior to closing:

(a) That OMG is solely responsible for the decision to be acquired by the Shell company,

(b) That OMG, the firm to be acquired by the Shell company which is the subject of this agreement shall be suitable in all respects for such merger.

(7) The parties shall at all times keep each other's information, sources, trade secrets, processes, and confidential information strictly confidential.

(8) DOTCOM is not rendering legal advise to OMG. Each party is responsible for all of it's own professional, legal, accounting, Broker-Dealer, and consulting fees as they may apply to each party.

(9) Should OMG terminate this transaction for any reason other than the malfeasance or nonperformance of DOTCOM prior to the acquisition of the Shell company, all monies paid to DOTCOM up until that point shall be retained by DOTCOM as liquidated damages. The parties agree to the reasonableness of these liquidated damages. All documents and work product prepared for or on behalf of OMG by DOTCOM up until that point shall become the property of OMG.

(10) DOTCOM warrants that the Shell company being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold OMG and the Shell company harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of DOTCOM or the Shell company prior to, or during the closing contemplated by this contract of sale. DOTCOM reserves the right, if necessary, to substitute another Shell company acceptable to OMG of like worth.

(11) All of the representations and warranties contained within this contract of sale, whether made by OMG or DOTCOM on behalf of the Shell company, will be true and correct on the closing date as if made on that date.

(12) At any time prior to the closing, OMG and their counsel, accountants and other agents shall have full access during normal business hours to all properties, books, accounts, records, contracts and documents relating to the Shell company.

(13) This agreement shall be governed by the laws of the State of Pennsylvania. The parties agree to the jurisdiction of the Courts of the State of Pennsylvania as the forums for the resolution of any legal disputes between the parties. OMG agrees to pay court costs, attorney fees in a reasonable amount, and interest on any unpaid balances at the judgment rate then in effect in the State of Pennsylvania should it become necessary for DOTCOM to engage in legal action to recover any portion of the purchase price or any other fees from OMG.

(14) If any bona fide action or proceeding shall be pending against any party on the closing date that could result in an unfavorable judgment, decree or order that would prevent or make unlawful the performance of this agreement, or if any agency of the federal or of any state government shall have objected to it on or before the closing date to this transaction, or if any prospectus contemplated with respect to the issuance and sale of shares by Buyers shall have been disapproved by any federal or state regulatory agency, either party may cancel and terminate this agreement without liability to the other. All representations and warranties of the parties shall expire and terminate and be extinguished by the closing, and consummation of the closing shall be conclusive proof that each party is fully satisfied with the facts constituting the basis of the representations and warranties of the other party and with the performance of their obligations hereunder. This paragraph shall not affect any obligation of any party under this contract that is permitted to be performed in whole or in part after the closing.

(15) Neither party may assign this agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. However, DOTCOM may require up to 180 days to perform due diligence on any assignee of OMG, and may reject any assignee not qualified by DOTCOM.

(16) This documents contains the entire agreement between the parties hereto. No oral or other representation or warranty has been given to OMG by DOTCOM, and this agreement controls over any and all oral representations made by any party to this transaction. This agreement may only be modified by a writing, signed by the parties.

(17) Each party agrees to execute all of the documents and do all of the things necessary to effectuate the purpose of this agreement, without delay or limitations.


Accepted and Agreed:                    Accepted and Agreed:

/s/ WILLIAM TAY                         /s/ MARC SCHECHTER
-----------------------------           -----------------------------
DotCom Internet Ventures Ltd.           Omnicast Media Group Corp.
William Tay                             Marc Schechter
President                               President

Mailing Address:                        Mailing Address:

DotCom Internet Ventures Ltd.           Omnicast Media Group Corp.
1422 Chestnut, Suite 410                3479 West Hillsboro Blvd.
Philadelphia, PA 19102-2510             Deerfield Beach, FL 33442